SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

           PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 1996



              WALDEN RESIDENTIAL PROPERTIES, INC.
     (Exact name of Registrant as specified in its Charter)



                            MARYLAND
                        (State of other
                          jurisdiction
                      of incorporation or
                         organization)


                            1-12592
                        (Commission file
                            number)


                           75-2506197
                        (I.R.S. Employer
                         Identification
                            Number)




                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 400
                      Dallas, Texas 75240
            (Address of principal executive offices)



                 Registrant's telephone number,
              including area code:  (972) 788-0510



                         Not Applicable
 (Former name or former address, if changed since last report)





              WALDEN RESIDENTIAL PROPERTIES, INC.

Item 2.   Acquisition or Disposition of Assets . . . . . . . . .3

Item 7.   Financial Statements and Exhibits

          a.   Financial Statements of Audited Acquisition
               Properties

               Independent Auditors' Report. . . . . . . . . . .5

               Statements of Revenues and Certain Expenses for
               the Nine Months Ended September 30, 1996
               (Unaudited) and for the Year Ended
               December 31, 1995 . . . . . . . . . . . . . . . .6

               Notes to Statements of Revenues and Certain
               Expenses. . . . . . . . . . . . . . . . . . . . .7

          b.   Pro Forma Financial Information of Walden
               Residential Properties, Inc.

               Pro Forma Condensed Consolidated Balance Sheet
               as of September 30, 1996 (Unaudited). . . . . . .9

               Pro Forma Condensed Consolidated Statement of
               Income for the Nine Months Ended September 30,
               1996 (Unaudited). . . . . . . . . . . . . . . . 10

               Pro Forma Condensed Consolidated Statement of
               Income for the Year Ended December 31, 1995
               (Unaudited) . . . . . . . . . . . . . . . . . . 12





Item 2.   Acquisition or Disposition of Assets

Acquisitions
------------

Between October 2, 1996 and December 16, 1996, Walden Residential
Properties, Inc. (the "Company"), acquired the following properties (the "Acquisition Properties"):

                                                                             Occupancy
                                            Acquisition     Acquisition          at
Property        Location          Units        Price            Date        Acquisition
--------        --------          -----     -----------     -----------     -----------
Oak Forest      Bedford, TX         170     $ 4,765,000       10/02/96         93.5%
Meadow Glen     Glendale, AZ        290      12,500,000       11/15/96         99.0%
Nashboro        Nashville, TN       994      49,000,000       12/16/96         90.0%
                                  -----     -----------
                                  1,454     $66,265,000
                                  =====     ===========

The acquisition of Nashboro includes 994 apartment units, a tennis facility and 82 acres of land held for development. Nashboro Apartments consists of 5 apartment communities (Deerfield, Doubletree, Village Green, Village Hills, Center Court) and an Information Center.

Property        Seller
--------        ------
Oak Forest      Asset Preservation, Inc.
Meadow Glen     Meadow Glen Limited Partnership
Nashboro        Nashboro Village Apartments, L.P.

The above acquisitions were financed as follows:

Source                           Date           Funds
------                           ----           -----
Bonds Assumed on
   Meadow Glen Acquisition     11/16/96     $ 7,130,000
Credit Facility                Various       58,484,000
                                            -----------
                                            $65,614,000
                                            ===========

The Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Properties were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Acquisition Properties as multifamily apartment properties.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Company of historical cash flows and fair market values of the Acquisition Properties with adjustments for the Company's estimates of the cost of operation.





Item 7.   Financial Statements and Exhibits

The undersigned Registrant hereby submits the Financial
Statements for the Nashboro Apartments referred to in Item 2.

  a. Financial Statements

     Statements of Revenues and Certain Expenses of the Nashboro Apartments for the nine months ended September 30, 1996 (unaudited) and for the year ended December 31, 1995, notes to the financial statements and the report of Deloitte & Touche LLP with respect to the Statement of Revenues and Certain Expenses for the year ended December 31, 1995, are presented on pages 5 through 7.





                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

  We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Deerfield, Doubletree, Village Green, Village Hills, Center Court, Information Center and Tennis Center ("Nashboro Apartments") for the year ended December 31, 1995. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Nashboro Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

  In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Nashboro
Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



/s/  Deloitte & Touche LLP
--------------------------

Dallas, Texas
December 16, 1996





                                    NASHBORO APARTMENTS
                   COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                                      (In thousands)

                                                   Nine Months Ended         Year Ended
                                                   September 30, 1996     December 31, 1995
                                                   ------------------     -----------------
                                                      (unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . . . . .        $5,026               $6,637
  Other property income, net . . . . . . . . . . .            98                  278
                                                          ------               ------
     Total revenues. . . . . . . . . . . . . . . .         5,124                6,915
                                                          ------               ------
Certain Expenses
  Property operating and maintenance . . . . . . .         1,600                2,510
  Real estate taxes. . . . . . . . . . . . . . . .           352                  413
  Management fees. . . . . . . . . . . . . . . . .           210                  346
                                                          ------               ------
     Total expenses. . . . . . . . . . . . . . . .         2,162                3,269
                                                          ------               ------
Revenues in Excess of Certain Expenses . . . . . .        $2,962               $3,646
                                                          ======               ======

        See Notes to Combined Statements of Revenues and Certain Expenses





                       NASHBORO APARTMENTS
  NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note 1 -  Basis of Presentation and Summary of Significant
          Accounting Policies

  Basis of Presentation. The combined operating revenues and direct operating expenses of the Deerfield, Doubletree, Village Green, Village Hills, Center Court, Information Center and Tennis Center ("Nashboro Apartments") described in Note 2 are presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc., in the proposed future operations of the Nashboro Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Nashboro Apartments.

  Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

  Management Fees. The Nashboro Apartments have various management agreements with affiliated and unaffiliated management companies to maintain and manage the operations of the apartment complexes. Management fees are based on a range of 4% to 5% of total revenue collected.

Note 2 - Description of the Audited Acquisition Properties

                                     Number
Property     Location               of Units
--------     --------               --------
Nashboro     Nashville, Tennessee     994
                                      ===

  Other property income includes a net loss on the operation of a tennis facility included in the Nashboro Apartments purchase.
The net loss was $58,000 for the year ended December 31, 1995 and $22,000 for the nine months ended September 30, 1996.





Item 7.   Financial Statements and Exhibits

  b. Pro Forma Financial Information

     The following September 30, 1996, unaudited Pro Forma Condensed Balance Sheet of Walden Residential Properties, Inc., (the "Company") reflects the September 30, 1996 Balance Sheet adjusted for (1) the acquisition of the three properties acquired between October 2, 1996 and December 16, 1996, (see Item 2.), and (2) the estimated Credit Facility borrowings necessary to finance the acquisitions.

     The following unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 1996, and the twelve months ended December 31, 1995, were prepared from the financial statements of the Company by adjusting for properties acquired or disposed of through December 16, 1996, including the related debt or stock offerings used to finance the acquisitions, debt that was repaid from the proceeds of dispositions, or estimated Credit Facility borrowings as if all of these transactions had occurred on January 1, 1996, and 1995, respectively. This is not necessarily indicative of what the performance would have been had the Company owned these properties for the entire period, nor does it purport to represent future results of operations of the Company.





                            WALDEN RESIDENTIAL PROPERTIES, INC.
                      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                    September 30, 1996
                                        (Unaudited)
                                      (In thousands)

                                               Historical     Acquisitions     Pro Forma
                                               ----------     ------------     ---------
ASSETS
  Real estate assets -- net. . . . . . . . . .  $575,879         $ 66,265 (a)   $642,144
  Receivable from and investment
     in WDN Management . . . . . . . . . . . .     1,105                           1,105
  Other assets . . . . . . . . . . . . . . . .    11,220              282 (b)     11,502
  Cash and cash equivalents. . . . . . . . . .     4,870                           4,870
  Restricted cash. . . . . . . . . . . . . . .     8,045                           8,045
                                                --------         --------       --------
     Total assets. . . . . . . . . . . . . .    $601,119         $ 66,547       $667,666
                                                ========         ========       ========
LIABILITIES
  Mortgage notes payable . . . . . . . . . .    $251,477         $  7,130 (c)   $258,607
  Credit facility. . . . . . . . . . . . . .      35,800           58,484 (d)     94,284
  Other liabilities. . . . . . . . . . . . .      18,802              933 (e)     19,735
                                                --------         --------       --------
     Total liabilities . . . . . . . . . . .     306,079           66,547        372,626
                                                --------         --------       --------
STOCKHOLDERS' EQUITY
  Convertible equity securities. . . . . . .      14,886                          14,886
  Common stock . . . . . . . . . . . . . . .         157                             157
  Preferred stock. . . . . . . . . . . . . .          18                              18
  Additional paid in capital . . . . . . . .     312,140                         312,140
  Notes receivable from Company
     Officers. . . . . . . . . . . . . . . .      (5,263)                         (5,263)
  Distributions in excess of net
     income. . . . . . . . . . . . . . . . .     (26,898)                        (26,898)
                                                --------         --------       --------
     Total stockholders' equity. . . . . . .     295,040             --          295,040
                                                --------         --------       --------
     Total liabilities and
        stockholders' equity . . . . . . . .    $601,119         $ 66,547       $667,666
                                                ========         ========       ========

(a) Represents cost of properties acquired between October 2, 1996 and December 16, 1996.

(b) Represents security deposit escrows and real estate tax escrows required on acquisition properties.

(c)    Represents mortgage assumed by the Company on November
       15, 1996 property purchase.

(d) Represents estimated draws on Credit Facility to finance acquisitions between October 2, 1996 and December 16,
       1996.

(e)    Represents Real Estate Tax Liabilities and Security
       Deposit Liabilities that would be assumed had the properties acquired between October 2, 1996 and December
       16, 1996 been owned on September 30, 1996.





                       WALDEN RESIDENTIAL PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)
                  (In thousands, except per share information)

                                                            1996 (a)       Sales      Acquisition        Pro Forma
                                           Historical     Acquisitions      (b)      Properties (c)     Adjustments     Pro Forma
                                           ----------     ------------     -----     --------------     -----------     ---------
REVENUES
  Rental income. . . . . . . . . . . . . .   $76,032         $11,703      $(2,466)       $ 7,073          $               $92,342
  Other property income. . . . . . . . . .     2,810             473          (88)           154                            3,349
  Interest income. . . . . . . . . . . . .     1,048                                                         (349) (d)        699
  Income from WDN Management . . . . . . .       246                                                                          246
                                             -------         -------      -------        -------          -------         -------
     Total revenues. . . . . . . . . . . .    80,136          12,176       (2,554)         7,227             (349)         96,636
                                             -------         -------      -------        -------          -------         -------
EXPENSES
  Property operating and
     maintenance . . . . . . . . . . . . .    27,319           4,551         (924)         2,365                           33,311
  Real estate taxes. . . . . . . . . . . .     7,249           1,221         (189)           529                            8,810
  General and administrative . . . . . . .     3,702                                                                        3,702
  Interest . . . . . . . . . . . . . . . .    14,810                                                        4,579  (e)     19,389
  Financing costs and
     amortization. . . . . . . . . . . . .       666                                                          (14) (f)        652
  Depreciation . . . . . . . . . . . . . .    14,262                                                        3,309  (g)     17,571
                                             -------         -------      -------        -------          -------         -------
     Total expenses. . . . . . . . . . . .    68,008           5,772       (1,113)         2,894            7,874          83,435
                                             -------         -------      -------        -------          -------         -------
Net income before preferred
   distribution. . . . . . . . . . . . . .   $12,128         $ 6,404      $(1,441)       $ 4,333          $(8,223)         13,201
                                             =======         =======      =======        =======          =======         =======

Preferred distributions. . . . . . . . . .                                                                                 (4,402)
                                                                                                                          -------
Net income . . . . . . . . . . . . . . . .                                                                                $ 8,799
                                                                                                                          =======
Net income per share . . . . . . . . . . .                                                                                $  0.56
                                                                                                                          =======
Weighted average shares of
   common stock. . . . . . . . . . . . . .                                                                                 15,815
                                                                                                                          =======

(a) Represents historical revenues and certain expenses for properties acquired in 1996 from January 1, 1996, through the earlier of September 30, 1996, or date of acquisition for which a Form 8-K was filed on November 8, 1996, excluding third party management fees.

(b) Represents historical revenues and expenses on properties sold in 1996, from January 1, 1996, through the earlier of September 30, 1996, or date of sale for which a Form
       8-K was filed on November 8, 1996.

(c) Represents historical revenues and certain expenses for the Acquisition Properties. Excludes third party management fees.

(d) Represents pro forma adjustment for interest earned on escrowed funds which were used for 1996 acquisitions.

(e) Represents pro forma adjustment required to present interest expense as if the debt reflected on the pro forma condensed consolidated balance sheet at September 30, 1996, had been outstanding for the entire period at the then applicable rates.

(f) Represents pro forma adjustment required to present financing costs and amortization expense as if the amortizable assets on the pro forma condensed consolidated balance sheet at September 30, 1996, had been in place for the entire period.

(g) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at September 30, 1996, had been in place for the entire period.





                       WALDEN RESIDENTIAL PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1995
                                   (Unaudited)
                  (In thousands, except per share information)

                                        1995 (a)     1996 (b)    Sales   Acquisition     Pro Forma
                           Historical Acquisitions Acquisitions   (c)   Properties (d)  Adjustments  Pro Forma
                           ---------- ------------ ------------  -----  --------------  -----------  ---------
REVENUES
  Rental income. . . . . .   $78,469    $16,072      $19,490    $(5,613)   $ 9,324       $            $117,742
  Other property income. .     3,090        621          819       (198)       372                       4,704
  Interest income. . . . .       856                                                                       856
  Income from
     WDN Management. . . .       409                                                                       409
                             -------    -------      -------    -------    -------       -------      --------
     Total revenues. . . .    82,824     16,693       20,309     (5,811)     9,696          --         123,711
                             -------    -------      -------    -------    -------       -------      --------
EXPENSES
  Property operating and
     maintenance . . . . .    28,748      5,870        7,814     (1,928)     3,439                      43,943
  Real estate taxes. . . .     7,337      1,806        1,958       (455)       642                      11,288
  General and
     administrative. . . .     3,811                                                          56  (e)    3,867
  Interest . . . . . . . .    17,111                                                       9,410  (f)   26,521
  Financing costs and
     amortization. . . . .       900                                                         (52) (g)      848
  Depreciation . . . . . .    15,734                                                       7,694  (h)   23,428
                             -------    -------      -------     -------    -------     --------      --------
     Total expenses. . . .    73,641      7,676        9,772      (2,383)     4,081       17,108       109,895
                             -------    -------      -------     -------    -------     --------      --------
Net income before preferred
   distribution. . . . . .   $ 9,183    $ 9,017      $10,537     $(3,428)   $ 5,615     $(17,108)       13,816
                             =======    =======      =======     =======    =======     ========
Preferred distributions. .                                                                              (6,006)
                                                                                                      --------
Net income . . . . . . . .                                                                               7,810
                                                                                                      ========
Net income per share . . .                                                                            $   0.50
                                                                                                      ========
Weighted average shares
   of common stock . . . .                                                                              15,606
                                                                                                      ========

(a) Represents historical revenues and certain expenses for properties acquired in 1995, from January 1, 1995, through the earlier of December 31, 1995, or date of acquisition, excluding third party management fees.

(b) Represents historical revenues and certain expenses for the year ended December 31, 1995, of properties acquired in 1996, for which a Form 8-K was filed on November 8, 1996. Excludes third party management fees.

(c) Represents historical revenues and expenses on properties sold in 1995 and 1996 from the later of January 1, 1995, or date of purchase through the earlier of December 31, 1995, or date of sale.

(d) Represents historical revenues and certain expenses for the Acquisition Properties for the year ended December
       31, 1995, excluding third party management fees.

(e) Represents pro forma adjustment for administrative fees on properties purchased in 1995.

(f) Represents pro forma adjustment required to present interest expense as if the debt reflected on the pro forma condensed consolidated balance sheet at September 30, 1996, had been outstanding for the entire period at the then applicable rates.

(g) Represents pro forma adjustment required to present financing costs and amortization expense as if the amortizable assets on the pro forma condensed consolidated balance sheet at September 30, 1996, had been in place for the entire period.

(h) Represents pro forma adjustment required to present depreciation expense as if the depreciable assets on the pro forma condensed consolidated balance sheet at September 30, 1996, had been in place for the entire period.





                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/ Mark S. Dillinger                   December 16, 1996
---------------------                   -----------------
Mark S. Dillinger                       Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)